Exhibit 10.1

FOURTH AMENDMENT

FOURTH AMENDMENT (this “Fourth Amendment”), dated as of March 4, 2003, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), J.P. MORGAN SECURITIES INC. (“JP Morgan”), as Lead Arranger and Book Manager, BANK OF AMERICA, N.A. and DEUTSCHE BANK TRUST COMPANY AMERICAS as Syndication Agents (each a “Syndication Agent”, together the “Syndication Agents”), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a “Documentation Agent”, and together the “Documentation Agents”) and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below immediately prior to the Fourth Amendment Effective Date referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to effect the agreements and amendments herein provided; and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto agree as follows:

I.	Agreements

1. The Lenders hereby authorize the Administrative Agent and/or Collateral Agent to execute on behalf of the Lenders such amendments, waivers, consents or other modifications to the Loan Documents as are acceptable to the Administrative Agent that are requested by the Borrower to permit certain administrative organization changes and/or changes to instruments evidencing intercompany Indebtedness and/or the elimination of inactive Subsidiaries with de minimus assets (i.e., less than $50,000 in assets) from the definition of “Subsidiary Guarantor”.

2. The Lenders hereby consent to the amendments and agreements contained in the Third IRL Amendment.

II.	Amendments

1. As of the Fourth Amendment Effective Date, the following amendments to the Credit Agreement shall become effective:

(A) Section 1.01 is amended by (x) inserting the following new definition in the appropriate alphabetical order:

“Non-Excluded Subsidiaries” means each Subsidiary of the Borrower provided that a Special Purpose Subsidiary shall not constitute a Non-Excluded Subsidiary (x) for purposes of Section 7.05 if the commencement (or authorization) of proceedings of the type referred to in such Section by or against such Special Purpose Subsidiary is not individually, or in the aggregate with the commencement of such proceedings by or against other Special Purpose Subsidiaries, reasonably likely to have a Material Adverse Effect or (y) for purposes of Section 7.07 if the entering of judgments of the type referred to in such Section is not individually, or in the aggregate with the entering of such judgments against other Special Purpose Subsidiaries, reasonably likely to have a Material Adverse Effect.

and (y) changing the reference to “The Chase Manhattan Bank” in the definition of “Swingline Lender” to read “JPMorgan Chase Bank”.

(B) The reference to “$75,000,000” in Section 2.05(b) is changed to “$90,000,000”.

(C) Section 5.05 is amended by adding at the end of the first sentence of such Section the phrase:

“other than, in each case, with respect to properties which have been abandoned, surrendered, foreclosed upon or quitclaimed by any Special Purpose Subsidiary to the extent such abandonment, surrender, foreclosure or quitclaim will not individually or in the aggregate be reasonably expected to have a Material Adverse Effect”

(D) Section 5.10(a) is amended by changing the phrase “first anniversary of the Second Amendment and Restatement Date” occurring in clause (iii)(z) thereof and in clause (II) thereof to read “May 1, 2003”.

(E) Sections 7.05 and 7.07 are amended by changing each reference to “Subsidiaries” therein to read “Non-Excluded Subsidiaries”.

III.	Consents and Waivers

1. Subject to Section III.2 below, the Lenders hereby:

(A)	Wyndham Richmond.

i.	consent to the refinancing, replacement, assignment, sublease, breach or termination of any lease, mortgage or other documents relating to the Wyndham Richmond Hotel or the non-recourse indebtedness incurred in connection therewith, including, without limitation any surrender, exchange, abandonment, foreclosure or quitclaim of the

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capital lease of such Hotel (any such action, the “Richmond Work-Out”);

ii.	waive any Default or Event of Default resulting from the Richmond Work-Out; and

iii.	authorize and instruct the Administrative Agent to execute such other documentation or take such other actions in connection with the Richmond Work-Out as the Administrative Agent deems necessary or appropriate to amend, modify, terminate or release the Mortgage relating to the Wyndham Richmond Hotel.

(B)	HPT Properties.

i.	consent to the refinancing, replacement, assignment, sublease, breach or termination of any lease, mortgage or other documents relating to the properties listed on Schedule I hereto (the “HPT Properties”) or to the Amended and Restated Master Lease Agreement, dated as of December 23, 1999 (as amended, supplemented or modified as of the date hereof, the “HPT Lease Agreement”) by and between HPTSHC Properties Trust (“HPT”) as landlord and Summerfield HPT Lease Company, L.P., as tenant, including, without limitation any surrender, exchange, abandonment, foreclosure, or quitclaim of any HPT Property (any such action, the “HPT Work-Out”); and

ii.	waive any Default or Event of Default resulting from the HPT Work-Out.

(C)	GHALP Properties.

i.	consent to the refinancing, replacement, assignment, sublease, breach or termination of any lease, mortgage or other documents relating to the properties listed on Schedule II hereto (the “GHALP Properties”) or to the Master Lease Agreement, dated as of December 23, 1999 (as amended, supplemented or modified as of the date hereof, the “GHALP Lease Agreement”) by and between HYPWYN Properties Trust (“GHALP”) as landlord and GHALP Partnership, L.P., as tenant, including, without limitation any surrender, exchange, abandonment, foreclosure, or quitclaim of any GHALP Property (any such action, the “GHALP Work-Out” and together with the Richmond Work-Out and the HPT Work-Out, the “Work-Outs”); and

ii.	waive any Default or Event of Default resulting from the GHALP Work-Out.

2. No consent is given under Section III.1 to any refinancing, replacement or similar action that would increase the liability of the Borrower and its Subsidiaries over that in effect on the date hereof to the extent such increase is prohibited by any provisions of the Credit

3

Agreement and no waiver is given under Section III.1 with respect to any Work-Out, Default or Event of Default that is reasonably likely to have a Material Adverse Effect.

IV.	Miscellaneous

1. In order to induce the undersigned Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fourth Amendment Effective Date after giving effect to this Fourth Amendment and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Fourth Amendment Effective Date after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date).

2. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which (i) the Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113); and (ii) the Third Amendment to the IRL Agreement, dated as of March 4, 2003, shall have become effective in accordance with its terms.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in clause (ii) above have not been satisfied, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Fourth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the other conditions had not been met (although the occurrence of the Fourth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the other conditions specified above).

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6. The Borrower shall pay each Lender which executed and delivered a counterpart to this Fourth Amendment on or prior to 5:00 p.m. (New York time) on Tuesday, March 4, 2003, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to ..125% of the sum of the outstanding principal amount of the Term Loans and of the Revolving Commitment of such Lender determined as of the Fourth Amendment Effective Date.

7. From and after the Fourth Amendment Effective Date all references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. Except as modified hereunder, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect.

* * * * *

5

SCHEDULE I

(HPT Properties)

1.	Atlanta Buckhead Summerfield Suites
2.	Atlanta Perimeter Summerfield Suites
3.	Chatsworth Summerfield Suites
4.	Dulles Summerfield Suites
5.	Malvern Summerfield Suites
6.	Orlando International Airport Summerfield Suites
7.	Orlando (LBV) Summerfield Suites
8.	Princeton Summerfield Suites
9.	Schaumburg Summerfield Suites
10.	San Francisco Airport Summerfield Suites
11.	San Jose Summerfield Suites
12.	Somerset Summerfield Suites
13.	Sunnyvale Summerfield Suites
14.	Torrance Summerfield Suites
15.	Westport Summerfield Suites

SCHEDULE II

(GHALP Properties)

1.	Wyndham Garden Atlanta Perimeter
2.	Wyndham Nashville
3.	Wyndham Garden Naperville
4.	Wyndham Hotel Minneapolis Airport
5.	Wyndham Garden Chandler
6.	Wyndham Garden North Phoenix
7.	Wyndham Garden Phoenix Airport
8.	Wyndham Sunnyvale
9.	Wyndham San Diego North
10.	Wyndham Garden Bothell
11.	Wyndham Seattle Tacoma Airport
12.	Wyndham Salt Lake City

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

                                   WYNDHAM INTERNATIONAL, INC.,

                                   By  /s/ Rick Smith
                                      ---------------------------------
                                      Title: Executive Vice President

                                   JPMORGAN CHASE BANK
                                   Individually and as Administrative Agent,

                                   By  /s/ John McDonagh
                                      ---------------------------------
                                      Title: John McDonagh
                                             Managing Director

                                   J.P. MORGAN SECURITIES INC.
                                   as Lead Arranger and Book Manager

                                   By  /s/ J. Matthew Lyness
                                      ---------------------------------
                                      Title: J. MATTHEW LYNESS
                                             Managing Director

                                   NAME OF LENDER
                                   LANDMARK CDO LIMITED
                                   By: Aladdin Asset Management, LLC

                                   /s/ Neil Nag
                                   ---------------------------------
                                   Neil Nag
                                   Authorized Signatory

                                   New Alliance Global CDO, Limited
                                   By: Alliance Capital Management L.P.,
                                   as Sub-advisor
                                   By: Alliance Capital Management
                                   Corporation, as General Partner

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Authorized Signatory

                                   Alliance Capital Management L.P., as
                                   Manager on behalf of ALLIANCE CAPITAL
                                   FUNDING, L.L.C., as Assignee
                                   By: ALLIANCE CAPITAL
                                   MANAGEMENT CORPORATION, General
                                   Partner of Alliance Capital Management L.P.

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Authorized Signatory

                                   Monument Capital Ltd., as Assignee
                                   By: Alliance Capital Management L.P., as
                                   Investment Manager
                                   By: Alliance Capital Management Corporation,
                                   as General Partner

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Authorized Signatory

                                   AIMCO CDO Series 2000-A

                                   By: /s/ Jerry D. Zinkula
                                      ---------------------------------
                                      Name: JERRY D. ZINKULA
                                      Title:

                                   By: /s/ Patricia W. Wilson
                                      ---------------------------------
                                      PATRICIA W. WILSON
                                      Authorized Signatories

                                   ALLSTATE LIFE INSURANCE COMPANY

                                   By: /s/ Jerry D. Zinkula
                                      ---------------------------------
                                      Name: JERRY D. ZINKULA
                                      Title:

                                   By: /s/ Patricia W. Wilson
                                      ---------------------------------
                                      PATRICIA W. WILSON
                                      Authorized Signatories

                                   Centurion CDO III, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager

                                   By: /s/ Leanne Stavrakis
                                      ---------------------------------
                                      Name: Leanne Stavrakis
                                      Title: Director - Operations

                                   Sequils-Centurion V, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager

                                   By /s/ Leanne Stavrakis
                                      ---------------------------------
                                      Name: Leanne Stavrakis
                                      Title: Director - Operations

                                   AMMC CDO I, LIMITED
                                   By: American Money Management Corp.,
                                       as Collateral Manager

                                   By /s/ David P. Meyer
                                      ---------------------------------
                                      Name: David P. Meyer
                                      Title: Vice President

                                   ARES Leveraged Investment Fund, L.P.

                                   By: ARES Management, L.P.
                                   Its: General Partner

                                   By: /s/ Jeff Moore
                                      ---------------------------------
                                      Name: JEFF MOORE
                                      Title: VICE PRESIDENT

                                   ARES Leveraged Investment Fund II, L.P.

                                   By: ARES Management II, L.P.
                                   Its: General Partner

                                   By: /s/ Jeff Moore
                                      ---------------------------------
                                      Name: JEFF MOORE
                                      Title: VICE PRESIDENT

                                   ARES IV CLO Ltd.

                                   By: ARES CLO Management IV, L.P.,
                                       Investment Manager

                                   By: ARES CLO GP IV, LLC,
                                       Its Managing Member

                                   By: /s/ Jeff Moore
                                      ---------------------------------
                                      Name: JEFF MOORE
                                      Title: VICE PRESIDENT

                                   ARES V CLO Ltd.

                                   By: ARES CLO Management V, LP,
                                       Investment Manager

                                   By: ARES CLO GP V, LLC,
                                       Its Managing Member

                                   By: /s/ Jeff Moore
                                      ---------------------------------
                                      Name: JEFF MOORE
                                      Title: VICE PRESIDENT

                                   BANK LEUMI USA

                                   By: /s/ Joung Hee Hong
                                      ---------------------------------
                                      Name: Joung Hee Hong
                                      Title: Vice President

                                   VENTURE CDO 2002, LIMITED

                                   By its investment advisor, Barclays
                                   Capital Asset Management Limited,

                                   By its sub-advisor, Barclays BankPLC,
                                   New York Branch

                                   By: /s/ Hans L. Christensen
                                      ---------------------------------
                                      Name: Hans L. Christensen
                                      Title: Director

                                   Grayston CLO 2001-01 ITD.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Associate Director
                                      Authorized Signatories

                                   Gallatin Funding I Ltd.
                                   By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Associate Director
                                      Authorized Signatories

                                   BEAR STEARNS
                                   CORPORATE LENDING INC.

                                   By: /s/ Victor Bulzacohelli
                                      ---------------------------------
                                      Victor Bulzacohelli
                                      Authorized Signatory

                                   BEAR STEARNS
                                   INVESTMENT PRODUCTS INC.

                                   By: /s/ Victor Bulzacchelli
                                      ---------------------------------
                                      Victor Bulzacchelli
                                      Authorized Signatory

                                   NAME OF LENDER
                                   Canpartners Investments IV LLC

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Authorized Signatories

                                   Carlyle High Yield Partners, L.P.

                                   By: /s/ Linda Pace
                                      ---------------------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                   Carlyle High Yield Partners II, Ltd.

                                   By: /s/ Linda Pace
                                      ---------------------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                   Carlyle High Yield Partners III, Ltd.

                                   By: /s/ Linda Pace
                                      ---------------------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                   Carlyle High Yield Partners IV, Ltd.

                                   By: /s/ Linda Pace
                                      ---------------------------------
                                      Name: LINDA PACE
                                      Title: PRINCIPAL

                                   STEIN ROB FLOATING RATE
                                   LIMITED LIABILITY COMPANY

                                   BY: STEIN ROB & FARNHAM
                                       INCORPORATED, AS ADVISOR

                                   By: /s/ James R. Fellows
                                      ---------------------------------
                                      Name: James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager

                                   LIBERTY FLOATING RATE
                                   ADVANTAGE FUND

                                   BY: STEIN ROB & FARNHAM
                                       INCORPORATED, AS ADVISOR

                                   By: /s/ James R. Fellows
                                      ---------------------------------
                                      Name: James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager

                                   STEIN ROB & FARNHAM CLO I LTD.

                                   BY: STEIN ROB & FARNHAM
                                       INCORPORATED, AS PORTFOLIO
                                       MANAGER

                                   By: /s/ James R. Fellows
                                      ---------------------------------
                                      Name: James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager

                                   AURUM CLO 2002-1 LTD.

                                   BY: STEIN ROB & FARNHAM
                                       INCORPORATED, AS INVESTMENT
                                       MANAGER

                                   By: /s/ James R. Fellows
                                      ---------------------------------
                                      Name: James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager

                                   CONTRARIAN FUNDS, LLC

                                   By: CONTRARIAN CAPITAL MANAGEMENT LLC

                                   By: [ILLEGIBLE]

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Authorized Signatories

                                   Credit Lyonnais

                                   By: /s/ David Bowns
                                      ---------------------------------
                                      Name: David Bowns
                                      Title: Vice President

                                   Credit Suisse First Boston

                                   By: /s/ Baccy Zamore
                                      ---------------------------------
                                      Name: Baccy Zamore
                                      Title: Managing Director

                                   By: /s/ Joseph Brosnan
                                      ---------------------------------
                                      Name: Joseph Brosnan
                                      Title: Vice President

                                   First Dominion Funding I

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   First Dominion Funding II

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   First Dominion Funding III

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   CSAM Funding I

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   CSAM Funding II

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   Atrium CDO

                                   By: /s/ David H. Lerner
                                      ---------------------------------
                                      Name: DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   MASSMUTUAL HIGH YIELD PARTNERS II LLC
                                   By: HYP Management, Inc. as Managing Member

                                   By: /s/ John B. Wheeler
                                      ---------------------------------
                                      Name: John B. Wheeler
                                      Title: Managing Director

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   ELC (CAYMAN) LTD. 1999-II
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   ELC (CAYMAN) LTD. 1999-III
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                   By: David L. Babson & Company Inc. as
                                       Investment Adviser

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   C.M. LIFE INSURANCE COMPANY
                                   By: David L. Babson & Company Inc. as
                                       Investment Advisor

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   PERSEUS CDO I, LIMITED
                                   By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Portfolio Manager

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   SIMSBURY CLO, LIMITED
                                   By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ---------------------------------
                                      Name: JOHN W. STELWAGON
                                      Title: Managing Director

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS

                                   By: /s/ George R. Reynolds
                                      ---------------------------------
                                      Name: George R. Reynolds
                                      Title: Vice President

                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research
                                       as Investment Advisor

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   EATON VANCE SENIOR INCOME TRUST
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   EATON VANCE CDO III, LTD.
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   EATON VANCE CDO IV, LTD.
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   COSTANTINUS EATON VANCE CDO V, LTD
                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   GRAYSON & CO
                                   BY: BOSTON MANAGEMENT AND RESEARCH
                                       AS INVESTMENT ADVISOR

                                   By: /s/ Payson F. Swaffield
                                      ---------------------------------
                                      Name: PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   The Bank of Nova Scotia

                                   By: /s/ Mark Sparrow
                                      ---------------------------------
                                      Name: Mark Sparrow
                                      Title: Director

                                   Fidelity Fixed-Income Trust: Fidelity
                                   High Income Fund(455)

                                   By: /s/ Mark Osterheld
                                      ---------------------------------
                                      Name: Mark Osterheld
                                      Title: Assistant Treasurer

                                   Ballyrock CDO I Limited

                                   By: /s/ Lisa Rymut
                                      ---------------------------------
                                      Name: Lisa Rymut
                                      Title: Assistant Treasurer

                                   Fidelity Advisor Series II:
                                   Fidelity Advisor High Income Advantage

                                   By: /s/ John H. Costello
                                      ---------------------------------
                                      Name: John H. Costello
                                      Title: Assistant Treasurer

                                   Pension Investment Committee of General
                                   Motors for General Motors Employees
                                   Domestic Group Pension Trust

                                   By: /s/ John P. O'Reilly, Jr.
                                      ---------------------------------
                                      Name: John P. O'Reilly, Jr.
                                      Title: Executive Vice President

                                   Commonwealth of Massachusetts Pension
                                   Reserves Investment Management Board

                                   By: /s/ John P. O'Reilly, Jr.
                                      ---------------------------------
                                      Name: John P. O'Reilly, Jr.
                                      Title: Executive Vice President

                                   Franklin CLO I, Limited

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: David Ardini
                                      Title: Authorized Signatories

                                   Franklin CLO II, Limited

                                   By: /s/ David Ardini
                                      ---------------------------------
                                      Name: David Ardini
                                      Title:

                                   Franklin CLO III, Limited

                                   By: /s/ David Ardini
                                      ---------------------------------
                                      Name: David Ardini
                                      Title:

                                   NAME OF LENDER
                                   FRANKLIN CLO IV, LIMITED

                                   By: /s/ David Ardini
                                      ---------------------------------
                                      Name: David Ardini
                                      Title:

                                   BATTERSON PARK CBO I

                                   By: General Re-New England Asset Management,
                                       Inc., as Collateral Manager

                                   By: /s/ Susan Bosworth
                                      ---------------------------------
                                      Name: SUSAN BOSWORTH
                                      Title: VICE PRESIDENT

                                   NAME OF LENDER

                                   Goldman Sachs Credit Partners L.P.

                                   By: /s/ Albert [ILLEGIBLE]
                                      ---------------------------------
                                      Name: ALBERT [ILLEGIBLE]
                                      Title: Authorized Signatory

                                   NAME OF LENDER

                                   Restoration Funding CLO, LTD
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   California Public Employees' Retirement
                                   System
                                   By: Highland Capital Management, L.P.
                                   As Authorized Representatives of the Board

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   Highland Loan Funding V Ltd.
                                   By: Highland Capital Management L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   ELF Funding Trust I
                                   By: Highland Capital Management, L.P.
                                   As Capital Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   Pamco Cayman Ltd (CLO II)
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   ML CBO IV (Cayman) Ltd (CLO I)
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   Pam Capital Funding L.P. (CLO III)
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   Highland Offshore Partners, L.P.
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   Highland Legacy Limited (IV)
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   By: /s/ Louis Koven
                                      ---------------------------------
                                      Name: Louis Koven
                                      Title: Executive Vice President-CFO
                                             Highland Capital Management, L.P.

                                   NAME OF LENDER

                                   Pacifica Partners I LP.
                                   By Imperial Credit Asset Management Inc
                                   as its Investment Manager.

                                   By: /s/ Dean K. Kawai
                                      ---------------------------------
                                      Name: DEAN K. KAWAI
                                      Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   INDOSUEZ CAPITAL FUNDING III, LIMITED
                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                   By: Indosuez Capital as Collateral Manager

                                   By: /s/ Charles Kobayashi
                                      ---------------------------------
                                      Name: Charles Kobayashi
                                      Title: Principal and Portfolio Manager

                                   NAME OF LENDER

                                   KATONAH II, LTD.

                                   By: /s/ Ralph Della Rocca
                                      ---------------------------------
                                      Name: RALPH DELLA ROCCA
                                      Title: Authorized Officer
                                             Katonah Capital, L.L.C.
                                             As Manager

                                   NAME OF LENDER

                                   AIMCO CLO SERIES 2001-A

                                   By: /s/ Jerry D. Zinkula
                                      ---------------------------------
                                      Name: JERRY D. ZINKULA
                                      Title:

                                   By: /s/ Patricia W. Wilson
                                      ---------------------------------
                                      Name: PARTICIA W. WILSON
                                      Title: Authorized Signatories

                                   Centurion CDO I, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager

                                   By: /s/ Leanne Stavrakis
                                      ---------------------------------
                                      Name: Leanne Stavrakis
                                      Title: Director - Operations

                                   KATONAH III, LTD.

                                   By: /s/ Ralph Della Rocca
                                      ---------------------------------
                                      Name: RALPH DELLA ROCCA
                                      Title: Authorized Officer
                                             Katonah Capital, L.L.C.
                                             As Manager

                                   T/L B

                                   ENDURANCE CLO I, LTD.

                                   c/o: ING Capital Advisors LLC,
                                        as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ARCHIMEDES FUNDING, LLC.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title:

                                   ARCHIMEDES FUNDING III, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title:

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title:

                                   SEQUILS-ING I (HBDGM), LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   By: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   THE ING CAPITAL SENIOR SECURED HIGH
                                   INCOME HOLDINGS FUND, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager

                                   BY: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ARCHIMEDES FUNDING II, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   ORYX CLO, LTD.

                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager

                                   BY: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   BALANCED HIGH YIELD FUND, II LTD.

                                   BY: /s/ Jane Musser Nelson
                                      ---------------------------------
                                      Name: Jane Musser Nelson
                                      Title: Managing Director

                                   LCM I Limited Partnership
                                   By: Lyon Capital Management LLC,
                                       as Attorney-in-fact

                                   BY: /s/ Farboud Tavanger
                                      ---------------------------------
                                      Name: Farboud Tavanger
                                      Title: Lyon Capital Management LLC
                                             Senior Portfolio Manager

                                   NAME OF LENDER

                                   Morgan Stanley Prime Income Trust

                                   By: /s/ Peter Gewirtz
                                      ---------------------------------
                                      Name: Peter Gewirtz
                                      Title: Vice President

                                   Merrill Lynch, Pierce, Fenner & Smith, Inc.

                                   By: /s/ Michael Nash
                                      ---------------------------------
                                      Name: Michael Nash
                                      Title: Authorized Signatory

                                   Merrill Lynch, Pierce, Fenner & Smith, Inc.

                                   By: /s/ Graham Goldsmith
                                      ---------------------------------
                                      Name: Graham Goldsmith
                                      Title: Managing Director

                                   Master Senior Floating Rate Trust

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Debt Strategies Fund, Inc.

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Merrill Lynch Global Investment Series:
                                   Income Strategies Portfolio
                                   By: Merrill Lynch Investment Managers, L.P.,
                                   As Investment Advisor

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   Senior High Income Portfolio, Inc.

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Investment Managers, L.P.
                                   As Investment Advisor

                                   By: /s/ Daniel Luchansky
                                      ---------------------------------
                                      Name: Daniel Luchansky
                                      Title: Authorized Signatory

                                   National Bank of Egypt
                                   New York Branch

                                   By: /s/ Hassan Eissa
                                      ---------------------------------
                                      Name: Hassan Eissa
                                      Title: General Manager

                                   By: /s/ Carmelo L. Foti
                                      ---------------------------------
                                      Name: Carmelo L. Foti
                                      Title: Vice President

                                   New York Life Insurance Company

                                   By: /s/ F. David Melka
                                      ---------------------------------
                                      Name: F. David Melka
                                      Title: Investment Vice President

                                   New York Life Insurance and
                                    Annuity Corporation,
                                   By: New York Life Investment Management, LLC,
                                       Its Investment Manager

                                   By: /s/ F. David Melka
                                      ---------------------------------
                                      Name: F. David Melka
                                      Title: Vice President

                                   ELF Funding Trust III
                                   By: New York Life Investment Management, LLC,
                                       as attorney-in-fact

                                   By: /s/ F. David Melka
                                      ---------------------------------
                                      Name: F. David Melka
                                      Title: Vice President

                                   OAK HILL SECURITIES FUND, L.P.

                                   By: Oak Hill Securities GenPar, L.P.
                                       its General Partner

                                   By: Oak Hill Securities MGP, Inc.,
                                       its General Partner

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorized Signatory

                                   OAK HILL SECURITIES FUND II, L.P.

                                   By: Oak Hill Securities GenPar II, L.P.
                                       its General Partner

                                   By: Oak Hill Securities MGP II, Inc.,
                                       its General Partner

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorized Signatory

                                   OAK HILL CREDIT PARTNERS I LIMITED

                                   By: Oak Hill CLO Management I, LLC
                                       as Investment Manager

                                   By: /s/ Scott D. Krase
                                      ---------------------------------
                                      Name: SCOTT D. KRASE
                                      Title: Authorized Signatory

                                   OCTAGON INVESTMENT PARTNERS III, LTD.
                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager

                                   By: /s/ Andrew D. Gordon
                                      ---------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager

                                   OCTAGON INVESTMENT PARTNERS IV, LTD.
                                   By: Octagon Credit Investors, LLC
                                       as collateral manager

                                   By: /s/ Andrew D. Gordon
                                      ---------------------------------
                                      Name: Andrew D. Gordon
                                      Title: Portfolio Manager

                                   HarbourView CLO IV, Ltd.

                                   By: /s/ Bill Campbell
                                      ---------------------------------
                                      Name: Bill Campbell
                                      Title: Manager

                                   HarbourView CLO II, Ltd.

                                   By: /s/ Bill Campbell
                                      ---------------------------------
                                      Name: Bill Campbell
                                      Title: Manager

                                   Oppenheimer Senior Floating Rate Fund

                                   By: /s/ Bill Campbell
                                      ---------------------------------
                                      Name: Bill Campbell
                                      Title: Manager

                                   Dryden Leveraged Loan CDO 2002-II
                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager

                                   By: /s/ B Ross Smead
                                      ---------------------------------
                                      Name: B Ross Smead
                                      Title: Vice President

                                   Dryden III Leveraged Loan CDO 2002
                                   By: Prudential Investment Management, Inc.,
                                       as Collateral Manager

                                   By: /s/ B Ross Smead
                                      ---------------------------------
                                      Name: B Ross Smead
                                      Title: Vice President

                                   Smoky River CDO, L.P.,
                                   By RBC Leveraged Capital as Portfolio Advisor

                                   By: /s/ Melissa Marano
                                      ---------------------------------
                                      Name: Melissa Marano
                                      Title: Partner

                                   Sankaty Advisors, Inc., as Collateral
                                   Manager for Brant Point CBO
                                   1999-1 LTD., as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: Diane J. Exter
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC, as Collateral
                                   Manager for Brant Point II CBO
                                   2000-1 LTD., as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC, as Collateral
                                   Manager for Castle Hill I - INGTOS, Ltd.,
                                   as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Castle Hill II - INGTOS,
                                   Ltd., as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, Inc. as Collateral
                                   Manager for Great Point CBO 1998-I
                                   LTD., as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Credit Opportunities, L.P.

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Great Point CLO 1999-I
                                   LTD., as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Race Point CLO, Limited,
                                   as Term Lender

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER

                                   State Street Bank & Trust Co.
                                   as Trustee for GMAM Group Pension Trust I,
                                   as Assignee

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name:
                                      Title: Authorized Signatories

                                   The Siam Commercial Bank PCL,
                                   Singapore Branch

                                   By: /s/ Nattapong Samit-Ampaipisarn
                                      ---------------------------------
                                      Name: Nattapong Samit-Ampaipisarn
                                      Title: SVP & General Manager

                                   By: /s/ Ronald Tay
                                      ---------------------------------
                                      Name: Ronald Tay
                                      Title: Head of Corporate &
                                             Institutional Banking

                                   Societe Generale

                                   By: /s/ Carina T. Huynh
                                      ---------------------------------
                                      Name: Carina T. Huynh
                                      Title: Vice President

                                   Stanfield Quattro CLO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Windsor Loan Funding, Limited
                                   By: Stanfield Capital Partners LLC
                                       as its Investment Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Stanfield/RMF Transatlantic CDO Ltd.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Stanfield CLO Ltd.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   SunAmerica Senior Floating Rate
                                   Fund Inc.
                                   By: Stanfield Capital Partners LLC
                                       as subadvisor

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Hamilton CDO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   Stanfield Arbitrage CDO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By: /s/ Christopher Pucillo
                                      ---------------------------------
                                      Name: Christopher Pucillo
                                      Title: Partner

                                   APEX (Trimaran) CDO I, LTD.
                                   By Trimaran Advisors, L.L.C.

                                   By: /s/ David M. Millison
                                      ---------------------------------
                                      Name: David M. Millison
                                      Title:

                                   Caravelle Investment Fund, L.L.C.
                                   By Trimaran Advisors, L.L.C.

                                   By: /s/ David M. Millison
                                      ---------------------------------
                                      Name: David M. Millison
                                      Title: Managing Director

                                   VAN KAMPEN
                                   SENIOR FLOATING RATE FUND
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      ---------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      ---------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN
                                   SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Christina Jamieson
                                      ---------------------------------
                                      Name: CHRISTINA JAMIESON
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN CLO I, LIMITED
                                   By: Van Kampen Investment Advisory Corp
                                   As Collateral Manager

                                   By: /s/ William Lenga
                                      ---------------------------------
                                      Name:  WILLIAM LENGA
                                      Title: VICE PRESIDENT

                                   VAN KAMPEN CLO II, LIMITED
                                   By: Van Kampen Investment Advisory Corp
                                   As Collateral Manager

                                   By: /s/ William Lenga
                                      ---------------------------------
                                      Name:  WILLIAM LENGA
                                      Title: VICE PRESIDENT

                                   Crescent/Mach I Partners, L.P.
                                   by: TCW Asset Management Company
                                   Its Investment Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name:  JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TCW LEVERAGED INCOME TRUST IV, L.P.

                                   By: TCW (LINC IV), L.L.C.,
                                       as General Partner

                                   By: TCW ASSET MANAGEMENT COMPANY,
                                       as managing member of the General Partner

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TCW Leveraged Income Trust II, L.P.
                                   by: TCW Advisors (Bermuda), Ltd.,
                                   as General Partner

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: TCW Investment Management Company,
                                       as Investment Adviser

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   SEQUILS I, LTD.

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   SEQUILS IV, LTD.

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   TCW SELECT LOAN FUND, LIMITED

                                   By: TCW Advisors, Inc. as its
                                       Collateral Manager

                                   By: /s/ Mark L. Gold
                                      ---------------------------------
                                      Name: MARK L. GOLD
                                      Title: MANAGING DIRECTOR

                                   By: /s/ Jonathan R. Insull
                                      ---------------------------------
                                      Name: JONATHAN R. INSULL
                                      Title: MANAGING DIRECTOR

                                   HARBOUR TOWN FUNDING TRUST

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: AUTHORIZED AGENT

                                   HARBOUR TOWN FUNDING LLC

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   TYLER TRADING, INC.

                                   By: /s/ Ned R. Rosario
                                      ---------------------------------
                                      Name: NED R. ROSARIO
                                      Title: PRESIDENT

                                   ELT LTD.

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: AUTHORIZED AGENT

                                   JUPITER FUNDING TRUST

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: AUTHORIZED AGENT

                                   SRF TRADING, INC.

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   RIVIERA FUNDING LLC

                                   By: /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   SRF 2000 LLC

                                   By  /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   GLENEAGLES TRADING LLC

                                   By  /s/ Diana L. Mushill
                                      ---------------------------------
                                      Name: DIANA L. MUSHILL
                                      Title: ASST. VICE PRESIDENT

                                   NAME OF LENDER

                                   SUNAMERICA LIFE INSURANCE COMPANY

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: Authorized Signatories
                                      Title:

                                   NAME OF LENDER

                                   GALAXY CLO 1999-1, LTD.

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name: Authorized Signatories
                                      Title:

                                   KZH CNC LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CRESCENT LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CRESCENT-3 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH CYPRESSTREE-1 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH ING-2 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH ING-3 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH PONDVIEW LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH SOLEIL-2 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH STERLING LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name: DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH WATERSIDE LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name:  DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH HIGHLAND-2 LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name:  DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   KZH PAMCO LLC

                                   By: /s/ Dorian Herrera
                                      ---------------------------------
                                      Name:  DORIAN HERRERA
                                      Title: AUTHORIZED AGENT

                                   Toronto Dominion (New York), Inc.

                                   By: /s/ Susan K. Strong
                                      ---------------------------------
                                      Name:  Susan K. Strong
                                      Title: Vice President

                                   CAPTIVA II FINANCE LTD.

                                   By: /s/ Paul Cope
                                      ---------------------------------
                                      Name:  PAUL COPE
                                      Title: Director

                                   CAPTIVA FINANCE LTD.

                                   By: /s/ Paul Cope
                                      ---------------------------------
                                      Name:  PAUL COPE
                                      Title: Director

                                   Emerald Orchard Limited

                                   By: /s/ Susan K. Strong
                                      ---------------------------------
                                      Name:  Susan K. Strong
                                      Title: Attorney in Fact

                                   LONG LANE MASTER TRUST IV

                                   By: Fleet National Bank as Trust
                                       Administrator

                                   By: /s/ Kevin Kearns
                                      ---------------------------------
                                      Name: KEVIN KEARNS
                                      Title: MANAGING DIRECTOR

                                   ING PRIME RATE TRUST
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   ING SENIOR INCOME FUND
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   PILGRIM CLO 1999-1 LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   SEQUILS - PILGRIM I, LTD
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   PILGRIM AMERICA HIGH INCOME
                                   INVESTMENTS LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   ML CLO XII PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   ML CLO XV PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                   By: /s/ Jason Groom
                                      ---------------------------------
                                      Name: JASON GROOM
                                      Title: VICE PRESIDENT

                                   NAME OF LENDER

                                   By: /s/ Amy S. Cioci
                                      ---------------------------------
                                      Name: Amy S. Cioci
                                      Title: Authorized Officer
                                             Fleet National Bank.

                                   State Street Bank & Trust Co, as Trustee
                                   for General Motors Welfare Benefits Trust,
                                   as Assignee

                                   By: /s/ [ILLEGIBLE SIGNATURE]
                                      ---------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: Authorized Signatories

                                   Sankaty High Yield Partners III, L.P.

                                   By: /s/ Diane J. Exter
                                      ---------------------------------
                                      Name: DIANE J. EXTER
                                      Title: MANAGING DIRECTOR
                                             PORTFOLIO MANAGER